AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED DECEMBER 19, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

This supplement supersedes and replaces our supplement of December 15, 2005.

          American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance policy prospectuses for the sole purpose of providing you with information regarding a proposed reorganization of AIM V.I. Premier Equity Fund ("Premier Equity Fund"), an underlying Fund of the policies' variable investment options.

          AGL has received notification that the Board of Trustees of AIM Variable Insurance Funds (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the Premier Equity Fund will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. (See the enclosed supplement to the Premier Equity Fund's prospectus.) The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, shortly thereafter all Policy owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, if you are invested in the Core Equity Fund investment option, you will retain the right to invest in the Core Equity Fund investment option for any purpose allowed under your Policy. You will not retain the right to invest in the Core Equity Fund investment option unless you are invested in the Premier Equity Fund investment option as of 3:00 p.m. Central Standard Time ("CST") on the business day prior to the Fund Closing Date ("Closing Date"), which has yet to be determined.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, automatic rebalancing or new premium allocations into or out of the Premier Equity Fund investment option after 3:00 p.m. CST on the business day prior to the Closing Date, we will delay the entire transaction until after 3:00 p.m. CST on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          The Core Equity Fund investment option will be available for transfers, dollar cost averaging, automatic rebalancing and new premium allocations only if the Policy owner was invested in the Premier Equity Fund investment option as of 3:00 p.m. CST on the business day prior to the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name AIM V.I. Premier Equity Fund.

          If you have any questions, please call us at 1-800-340-2765.